UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2019

LCI INDUSTRIES

(Exact name of registrant as specified in its charter)

Delaware		001-13646	13-3250533

(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

3501 County Road 6 East,	Elkhart,	Indiana	46514

(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:			(574)	535-1125

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LCII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 19, 2019, LCI Industries filed a Current Report on Form 8-K (the "Original Form 8-K"), reporting, among other items, that on December 19, 2019, through our wholly-owned subsidiary Lippert Components, Inc., we consummated the previously announced acquisition of Curt Acquisition Holdings, Inc. ("Curt"), pursuant to the Stock Purchase Agreement dated November 21, 2019 (the "Acquisition"). This Current Report on Form 8-K (Amendment No. 1) is being filed to amend and supplement the Original Form 8-K to provide the historical financial statements of Curt and the unaudited pro forma condensed combined financial information required by items 9.01(a) and 9.01(b) of Current Report on Form 8-K, respectively. Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of Curt Acquisition Holdings, Inc. and Subsidiaries as of December 31, 2018, and for the year then ended are filed herewith as Exhibit 99.2, and are incorporated herein by reference. The consent of Grant Thornton LLP, Curt's independent auditor, is attached as Exhibit 23.1 to this Amendment No. 1. to Current Report on Form 8-K/A.

The unaudited consolidated financial statements of Curt Acquisition Holdings, Inc. and Subsidiaries as of September 30, 2019 and for the nine months ended September 30, 2019 and 2018 are filed herewith as Exhibit 99.3, and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of LCI Industries as of September 30, 2019 and for the nine months ended September 30, 2019, and for the year ended December 31, 2018 are filed herewith as Exhibit 99.4, and are incorporated herein by reference. The unaudited pro forma condensed combined balance sheet gives effect to the Acquisition as if it had occurred on September 30, 2019. The unaudited pro forma condensed combined statements of income each give effect to the Acquisition as if it had occurred on January 1, 2018 (the first day of Curt's fiscal year ended December 31, 2018).

(d) Exhibits

Exhibit Index:

Exhibit No.	Description
23.1	Consent of Independent Certified Public Accountants
99.2	Audited consolidated financial statements of Curt Acquisition Holdings, Inc. and Subsidiaries as of and for the year ended December 31, 2018
99.3	Unaudited consolidated financial statements of Curt Acquisition Holdings, Inc. and Subsidiaries as of September 30, 2019 and for the nine months ended September 30, 2019 and 2018
99.4	Unaudited pro forma condensed combined financial information of LCI Industries as of September 30, 2019 and for the nine months ended September 30, 2019, and the year ended December 31, 2018
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCI INDUSTRIES
(Registrant)

By: /s/ Brian M. Hall Brian M. Hall Chief Financial Officer

Dated:	February 21, 2020